UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2015

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 21, 2015, Pinnacle Entertainment, Inc. (“Pinnacle” or the “Company”) issued a press release and investor presentation related to the merger agreement entered into by and among Pinnacle, Gaming and Leisure Properties, Inc. (“GLPI”) and Gold Merger Sub, LLC. Copies of the press release and investor presentation are being furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information contained in the press release and investor presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements. Pinnacle undertakes no duty or obligation to publicly update or revise this information.

The Company’s press release and investor presentation, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), contains certain “non-GAAP financial measures” as that term is defined by the rules and regulations of the SEC. The non-GAAP financial measures used in the press release and investor presentation should not be considered in isolation of, as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP financial measures as defined in the press release and investor presentation may differ from similarly titled measures presented by other companies. The non-GAAP financial measures, as well as other information in the press release and investor presentation, should be read in conjunction with the Company’s financial statements filed with the SEC.

Additionally, the press release and investor presentation contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, as discussed further in the press release and investor presentation.

Item 8.01	Other Events.

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 21, 2015, issued by Gaming and Leisure Properties, Inc. and Pinnacle Entertainment, Inc.

99.2	Investor Presentation dated July 21, 2015

No Offer or Solicitation

This Current Report on Form 8-K, the press release and investor presentation are not intended to and do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with Pinnacle’s proposed merger with GLPI or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information For Investors And Stockholders

In connection with the transactions referred to in this material, GLPI expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary joint proxy statement of GLPI and Pinnacle that also constitutes a preliminary prospectus of GLPI. After the registration statement is declared effective GLPI and Pinnacle will mail a definitive proxy statement/prospectus to shareholders of GLPI and stockholders of Pinnacle. This material is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that GLPI or Pinnacle may file with the SEC and send to GLPI’s shareholders and/or Pinnacle’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by GLPI or Pinnacle through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GLPI will be available free of charge on GLPI’s website at http://investors.glpropinc.com or by contacting GLPI’s Investor Relations Department at 610-401-2900. Copies of the documents filed with the SEC by Pinnacle will be available free of charge on Pinnacle’s website at http://investors.pnkinc.com or by contacting Pinnacle’s Investor Relations Department at 702-541-7777.

GLPI and Pinnacle and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GLPI is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, and its proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 30, 2015. Information about the directors and executive officers of Pinnacle is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015 and its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 10, 2015. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in any proxy statement and other relevant materials to be filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: July 21, 2015	By:	/s/ Elliot D. Hoops
Elliot D. Hoops,
Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated July 21, 2015, issued by Gaming and Leisure Properties, Inc. and Pinnacle Entertainment, Inc.

99.2	Investor Presentation dated July 21, 2015

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